SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): October 26, 2006


                   Technology Funding Partners III, L.P.
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          (Exact name of registrant as specified in its charter)


        Delaware                           94-3033783
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(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification Number)


1107 Investment Boulevard, Suite 180
El Dorado Hills, California                                95762
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(Address of principal executive offices)                 (Zip Code)


                               (916) 941-1400
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              Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets
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     On October 25, 2006, Technology Funding Partners III Liquidating Trust (the "Trust" or the "Seller"), the successor entity to Technology Funding Partners III, L.P., sold all of its investment assets, excluding those related to Dakota Arms, Inc., Dakota Holdings, LLC, and Impres Medical, Inc., to Industry Ventures Acquisition Fund (Aperture), L.P. ("IVAF") and Industry Ventures Fund IV, L.P. ("IVF") (collectively the "Buyers") under the terms of a Securities Purchase Agreement ("Purchase Agreement") executed on October 9, 2006.

     The Buyers purchased the investment assets from the Trust for an aggregate purchase price of approximately $3.9 million. A total of $945,415 from the net proceeds of this sale has been placed in an escrow account. Of that amount, $750,329 may be released within 60 days of closing if no indemnification claims have been made. The remaining $195,086 balance may be released one year from the closing date upon the satisfaction of certain conditions.

     The foregoing is a summary of the material terms of the Purchase Agreement and does not purport to be complete.

     There are no material relationships between the Trust and the Buyers or any of the Buyers' affiliates, directors or officers (or any associate of any such director or officer), other than by virtue of the Purchase Agreement.


Item 9.01.        Financial Statements And Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Not applicable.




                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING PARTNERS III, L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  October 26, 2006            By:  /s/ Charles R. Kokesh
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                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc., and Managing General
                                     Partner of Technology Funding Ltd.